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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                               February 23, 2001

                                 Mail.com, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                     000-26371               13-3787073
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                             11 Broadway, 6th Floor
                               New York, NY 10004
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                    (Address of principal executive offices)



Registrant's telephone number, including area code               (212) 425-4200



                                       N/A
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           Former Name or Former Address, if Changed Since Last Report


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 23, 2001, Mail.com, Inc. ("Mail.com") completed its acquisition of Swift Telecommunications, Inc. ("STI") pursuant to an Agreement and Plan of Merger dated as of January 31, 2001 (the "Merger Agreement") by and among Mail.com, ML Acquisition Corp., a newly formed subsidiary of Mail.com ("Merger Sub"), STI and the sole shareholder of STI. Pursuant to the Merger Agreement, STI merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation and as a wholly-owned subsidiary of Mail.com (the "Merger"). Upon the Merger, Merger Sub changed its name to Swift Telecommunications, Inc. On January 31, 2001 and concurrent with the execution and delivery of the Merger Agreement, STI acquired from AT&T Corp. its EasyLink Services business ("EasyLink Services").

         Upon the merger, Mail.com paid $835,294 in cash, issued 18,766,176 shares of Class A common stock and issued a promissory note in the original principal amount of $9,188,235 to George Abi Zeid in payment of the Merger consideration. Upon the Merger, Mail.com also reimbursed Mr. Abi Zeid $1.5 million for payments made by Mr. Abi Zeid upon the closing of STI's acquisition of the EasyLink Services business. The cash portion of the Merger consideration and the reimbursement of payments made by Mr. Abi Zeid were funded out Mail.com's available cash generated from operations and from the proceeds received by Mail.com on January 8, 2001 from the issuance of its 10% Senior Convertible Notes due January 8, 2006. Mail.com also assumed upon the Merger a promissory note issued by STI and payable to AT&T Corp. in the original principal amount of $35 million.

         Upon the merger, George Abi Zeid became a director of Mail.com and also entered into an employment agreement with Mail.com.

         STI together with its newly acquired EasyLink Services business is a global provider of messaging services such as telex, fax, electronic data interchange and e-mail.

         A copy of the Asset Purchase dated December 14, 2000 between AT&T Corp. and STI; the form of Transition Services Agreement between AT&T Corp. and STI; the form of Master Carrier Agreement between AT&T Corp. and STI pursuant to which AT&T Corp. provides telecommunications services to STI; the Employment Agreement dated February 23, 2001 between Mail.com and George Abi Zeid and the final form of note issued by Mail.com to Mr. Abi Zeid in payment of a portion of the merger consideration payable as a result of the Merger; and the principal security documents securing the promissory note in the original principal amount of $35 million issued to AT&T Corp. are filed herewith as Exhibits 2.1, 2.2, 2.3, 10.1, 99.1, 99.2, 99.3, 99.4 and 99.5 and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

         The financial statements will be filed on or before the sixtieth day following the date that this Current Report on Form 8-K was required to be filed.

(b)  Pro Forma Financial Information.

         The pro forma financial information will be filed on or before the sixtieth day following the date that this Current Report on Form 8-K was required to be filed.

(c)  Exhibits.

Exhibit 2.1 Asset Purchase dated December 14, 2000 between AT&T Corp. and Swift Telecommunications, Inc.*


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Exhibit 2.2    Transition Services Agreement dated January 31, 2001 between
               AT&T Corp. and Swift Telecommunications, Inc.**

Exhibit 2.3 Master Carrier Agreement dated January 31, 2001 between AT&T Corp. and Swift Telecommunications, Inc.**

Exhibit 10.1 Employment Agreement dated February 23, 2001 between Mail.com and George Abi Zeid.

Exhibit 99.1 Promissory Note in the original principal amount of $9,188,235 in favor of George Abi Zeid.

Exhibit 99.2 Pledge Agreement between Mail.com, Inc. and AT&T Corp. dated January 31, 2001 securing promissory note in original principal amount of $35 million.

Exhibit 99.3 Pledge Agreement between Swift Telecommunications, Inc. and AT&T Corp. dated January 31, 2001 securing promissory note in original principal amount of $35 million.

Exhibit 99.4   Security Agreement between Swift Telecommunications, Inc.
               and AT&T Corp. dated January 31, 2001 securing promissory note in original principal amount of $35 million.

Exhibit 99.5 Security Agreement between Swift EasyLink Co., Inc. and AT&T Corp. dated January 31, 2001 securing promissory note in original principal amount of $35 million.

* Disclosure schedules and other attachments to the Asset Purchase Agreement are omitted, but will be furnished supplementally to the Commission upon request.

**  Confidential treatment has been requested for portions of this exhibit.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 9, 2001


                                           MAIL.COM, INC.



                                           By: /s/ Thomas Murawski
                                               ------------------------------
                                               Thomas Murawski
                                               Chief Executive Officer


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                                  Exhibit Index

Exhibit 2.1 Asset Purchase dated December 14, 2000 between AT&T Corp. and Swift Telecommunications, Inc.*

Exhibit 2.2 Transition Services Agreement dated January 31, 2001 between AT&T Corp. and Swift Telecommunications, Inc.**

Exhibit 2.3 Master Carrier Agreement dated January 31, 2001 between AT&T Corp. and Swift Telecommunications, Inc.**

Exhibit 10.1 Employment Agreement dated February 23, 2001 between Mail.com and George Abi Zeid.

Exhibit 99.1 Promissory Note in the original principal amount of $9,188,235 in favor of George Abi Zeid.

Exhibit 99.2    Pledge Agreement between Mail.com, Inc. and AT&T Corp. dated
               January 31, 2001 securing promissory note in original principal amount of $35 million.

Exhibit 99.3 Pledge Agreement between Swift Telecommunications, Inc. and AT&T Corp. dated January 31, 2001 securing promissory note in original principal amount of $35 million.

Exhibit 99.4 Security Agreement between Swift Telecommunications, Inc. and AT&T Corp. dated January 31, 2001 securing promissory note in original principal amount of $35 million.

Exhibit 99.5 Security Agreement between Swift EasyLink Co., Inc. and AT&T Corp. dated January 31, 2001 securing promissory note in original principal amount of $35 million.

* Disclosure schedules and other attachments to the Asset Purchase Agreement are omitted, but will be furnished supplementally to the Commission upon request.

** Confidential treatment has been requested for portions of this exhibit.